Wilmington Large Cap Growth Portfolio
                 Wilmington Large Cap Core Portfolio
                 Wilmington Small Cap Core Portfolio
         Wilmington International Multi-Manager Portfolio
                 Wilmington Large Cap Value Portfolio
                  Wilmington Mid Cap Value Portfolio
                 Wilmington Small Cap Value Portfolio

                        of WT Mutual Fund

                       Institutional Shares


SUPPLEMENT DATED AUGUST 28, 2002 TO PROSPECTUS DATED NOVEMBER 1, 2001


The information in this Supplement, updates the corresponding information in, and should be read in conjunction with, the Institutional Shares Prospectus of the Wilmington Funds - Equity Portfolios of WT Mutual Fund (the "Fund") dated November 1, 2001 (the "Prospectus").

SPECIAL MEETING OF SHAREHOLDERS OF THE WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO (THE "PORTFOLIO")

On August 16, 2002 at a special meeting of shareholders of the Portfolio, such shareholders voted for the approval of new sub-advisory agreements with Deutsche Asset Management, Inc. ("DAMI")
and Julius Baer Investment Management Inc. ("JBIMI"). Effective September 3, 2002, DAMI and JBIMI will assume their responsibilities as sub-advisers and manage the International Multi-Manager Series of
WT Investment Trust I.   The following changes relating to investment
strategies, adviser and sub-advisers of the Portfolio shall take effect on September 3, 2002.

THEREFORE, THE INFORMATION ON PAGES 21 AND 22 OF THE PROSPECTUS
RELATING TO THE PORTFOLIO IS NOW DELETED AND REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

The Wilmington International Multi-Manager Portfolio invests its assets in the International Multi-Manager Series. The International Multi-Manager Series is a diversified portfolio of equity securities (including convertible securities) of foreign issuers. Foreign issuers are those issuers which (1) are organized under the laws of a non-U.S. country or (2) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed in a non-U.S. country or (3) has at least 50% of its assets situated in a non-U.S. country. Under normal market conditions, the International Multi-Manager Series invests at least 85% of its total assets in the following equity (or related) securities:

- common stocks of foreign issuers;
- preferred stocks and/or debt securities that are convertible securities of foreign issuers;
- receipts or American Depositary Receipts (ADRs), which are typically issued by a U.S. bank or trust company as evidence of ownership of underlying securities of a foreign issuer; and
- open-end or closed-end investment companies that primarily invest in the equity securities of issuers in countries where it is impossible or impractical to invest directly.

Although the Series maintains liquidity reserves (i.e. cash awaiting investment or held to meet redemption requests), the Series may expose these reserves to the performance of appropriate equity markets, usually by use of stock index futures contracts but the Series may also use exchange traded and over-the-counter options and equity index swaps. Additionally, the Series may use forward currency contracts, options, futures contracts, options on futures contracts, and various derivative instruments to attempt to hedge actual or anticipated investment security positions.

The adviser may retain sub-advisers to manage the Series' assets, and has discretion to allocate the Series' assets among such sub-advisers. Currently, the adviser has retained Deutsche Asset Management, Inc. ("DAMI") and
Julius Baer Investment Management Inc. ("JBIMI") to manage the Series' assets. An overview of each sub-adviser's investment approach and strategy is as follows.

DAMI's Enhanced MSCI EAFE Index strategy (the "Enhanced
EAFE Strategy") continuously applies research, on a broad series of securities, to identify and exploit market imperfections and inefficiencies. The strategy includes diversified exposure to market inefficiencies, minimizing the risk that results from overexposure to unknown or uncertain information. DAMI conducts ongoing analysis to refine its process which emphasizes portfolio construction, employing a range of screens that identify securities carrying exploitable price inefficiencies. Vigorous research, efficient execution and disciplined risk control are the key tenets of DAMI's approach to enhanced index performance. DAMI believes that within a quantitative framework careful stock selection can lead to consistent outperformance when implemented with a disciplined portfolio construction methodology.

DAMI utilizes a three-step investment process in managing its Enhanced EAFE Strategy. The first step is to determine the optimal instruments (stocks, swaps or futures) for country exposure. The second step is to determine the over and underweight of a security using quantitative and event driven screens based on pricing anomalies. The third step is to continuously evaluate the portfolio to ensure benchmark-like country, industry, currency, and risk characteristics.

Consistent with the Series' investment objective, DAMI will seek to provide investment results that exceed the overall performance of the MSCI EAFE Index. To this end, DAMI seeks investments in securities of foreign issuers. In addition, DAMI will seek investments in options, futures, forward contracts and other derivative instruments, such as swap agreements, to enhance performance and to hedge the Series' assets when cash accumulations or flows between periods of rebalancing the Series' assets.

JBIMI employs a "core" approach to the management of international equities. As such, its strategy invests in both "growth" and "value" companies. The flexibility to tilt the portfolio toward either growth or value sectors based upon an assessment of where real value resides provides JBIMI with a means of generating out-performance.
JBIMI believes in well-diversified, international equity portfolios, typically investing in between 120 - 200 individual companies.

JBIMI utilizes different investment tactics for different markets. Specifically, within the developed world (Europe, Australia, New Zealand, Canada), sector and individual company factors (bottom-up factors) dominate. In the emerging markets, country selection factors based upon macro-economic and political factors (top-down factors) dominate. Finally, in Japan, JBIMI employs a "hybrid" approach employing both top-down and bottom-up approaches.
JBIMI will invest in large, mid and smaller companies, but prefers the larger, more liquid issues unless the smaller firms offer a significant advantage in expected future return.

JBIMI recognizes that quantity of information is not an issue. Information is abundant. The challenge is to use information to make timely, effective decisions. The process begins 1) by a prioritization of analysis - always dealing with the most important issues first, and 2) insight
- identifying the critical variables impacting an investment decision. Often, JBIMI seeks companies where there is a catalyst for change, which could include management changes, product developments, regulatory changes, political events and other factors.

The Series' multi-manager arrangement is expected to reduce volatility by utilizing multiple investment approaches, a strategy used by many institutional investors. For example, a particular investment approach used by a sub-adviser may be more successful in a bear (falling) market, while another investment approach used by a different sub-adviser may be more successful in a bull (rising) market. The multiple investment approach is designed to soften the impact of a single sub-adviser's performance in a market cycle during which that sub-adviser's investment approach is less successful. Because each sub-adviser has different investment approaches, the performance of one sub-adviser is expected to offset the impact of another sub-adviser's poor performance, regardless of the market cycle. Unfortunately, this also works the opposite way. The successful performance of a sub-adviser will be diminished by the less successful performance of the other sub-adviser. There can be no guarantee that the expected advantage of the multiple adviser technique will be achieved.

As a temporary defensive investment policy, the Series may invest up to 100% of its assets in money market instruments and other short-term debt instruments, rated investment grade or higher at the time of purchase, and may hold a portion of its assets in cash. The result of this action may be that the Series will be unable to achieve its investment objective. The Series may also use other strategies and engage in other investment practices, which are more fully described in our Statement of Additional
Information."

AS OF SEPTEMBER 3, 2002, THE SERIES WILL BE ALLOWED TO TAKE A TEMPORARY DEFENSIVE POSITION AS DESCRIBED ABOVE. ACCORDINGLY, THE RISK RELATING TO THE SERIES NOT BEING ABLE TO TAKE A TEMPORARY DEFENSIVE POSITION AS OUTLINED UNDER THE "PRINCIPAL RISKS" SECTION ON PAGE 5 OF THE PROSPECTUS IS HEREBY DELETED IN ITS ENTIRETY.

THE INFORMATION ON PAGE 35 AND 36 UNDER THE HEADING "SUB-ADVISERS" IS NOW DELETED AND REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

"The International Multi-Manager Series has two sub-advisers: Deutsche Asset Management, Inc. ("DAMI") and
Julius Baer Investment Management Inc. ("JBIMI").

DAMI, a registered investment adviser organized in 1985, is located at 345 Park Avenue, New York, NY 10154. DAMI is an indirect wholly-owned subsidiary of Deutsche Bank AG.
Deutsche Bank provides a full range of international investment advisory services to institutional and retail clients, and as of June 30, 2002 had approximately $800 billion of assets under management. DAMI's portfolio management team in respect of the International Multi-
Manager Series consists of Peter Kuntz, Vivek Arora, Takis
Christias, Steven Santiccioli and Steven Wetter.

PETER KUNTZ is a Managing Director of DAMI and is the head of its International Equity Index Funds. He is responsible for research and developing international passive equity strategies and is the senior portfolio manager for DB Absolute Return Strategies. Mr. Kuntz joined DAMI in 1980 and was formerly involved in the company's performance measurement analysis and sales groups. Mr. Kuntz holds a BA from Rutgers College and an MBA from New York University Stern School of Business.

VIVEK ARORA is an Assistant Vice President of DAMI and is a junior portfolio manager and quantitative analyst for its International Equity Index Funds. Mr. Arora joined DAMI in
2000 after spending five years at Goldman Sachs & Co. as a senior technology associate. Mr. Arora has a BS from the University of Houston, an MS from Stevens Institute of
Technology and an MBA from New York University Stern School of Business.

TAKIS CHRISTIAS is an Assistant Vice President of DAMI and is a portfolio manager for its International Equity Index
Funds. Mr. Christias joined DAMI in 2002 after five years of experience as a quantitative analyst for interest-rate derivatives trading at Morgan Stanley & Co. and as a trader in international equities and foreign exchange at Morgan
Stanley Asset Management. Mr. Christias has a BSc in electrical engineering from University of Patras, Greece, MSc in electrical and computer engineering, an MSc in applied mathematics and an MBA from the University of Massachusetts.

STEVEN SANTICCIOLI is an Assistant Vice President of DAMI and is a portfolio manager for its International Equity
Index Funds. Mr. Santiccioli is also responsible for the accounting, performance measurement and investment desk support for DAMI's International Equity Index team. Mr.
Santiccioli joined DAMI in 1993, formerly serving as the head of the accounting group for its international index portfolios. Mr. Santiccioli holds a BA from Bucknell
University and an MBA from Fordham University.

STEVEN WETTER is a Director of DAMI and is a portfolio manager for its International Equity Index Funds and passive currency hedge accounts. Mr. Wetter is responsible for DAMI's equity and currency trading. He joined DAMI in 1992 after five years of experience in the international group at Scudder, Stevens & Clark. Mr. Wetter holds BA from the University of California at Berkeley and an MBA from New York University Stern School of Business.

JBIMI, located at 330 Madison Avenue, New York, NY 10017, is a registered investment adviser and a wholly-owned subsidiary of Julius Baer Securities Inc. ("JBS"). JBS, located at the same address, is a wholly owned subsidiary of Julius Baer Holding Ltd. of Zurich, Switzerland. As of December 31, 2001, JBIMI had assets under management of approximately $7.6 billion. Richard C. Pell and Rudolph Riad Younes are members of JBIMI's portfolio management team that are responsible for the management of the International Multi-Manager Series.

RUDOLPH RIAD YOUNES, CFA is a Senior Vice President and the Head of International Equities of JBIMI. Mr. Younes joined the Julius Baer Group in 1993 and specializes in international equity and emerging market investments. Mr. Younes is also responsible for managing the international equity component of all balanced investment strategies of JBIMI. Prior to joining the Julius Baer Group, Mr. Younes was an Associate Director at Swiss Bank Corp. Mr. Younes is a Chartered Financial Analyst and received an MBA in Management from Yale University and an MS in Electrical Engineering from Columbia University. Mr. Younes is fluent in Arabic, English, French and has a working knowledge of German.

RICHARD C. PELL is a Senior Vice President and the Chief Investment Officer of JBIMI. Mr. Pell joined the Julius Baer Group as Chief Investment Officer in 1995. His investment team is responsible for global and international equity, as well as global balanced management. Prior to joining the Julius Baer Group, Mr. Pell worked for Bankers Trust Company from 1990-1995. While he was with Bankers Trust Company, Mr. Pell focused on global fixed income and global balanced portfolio management. From 1988 to 1990, Mr. Pell was with Mitchell Hutchins Institutional Investors and was the head of its corporate bonds and mortgage backed securities. From 1983 to 1988, Mr. Pell was with Bank of Tokyo Trust Company and was responsible for its US balanced and fixed income management. Mr. Pell holds a BA in History from the University of California, Berkeley, and an MBA in Finance from New York University."

IN ADDITION, SEBASTIAN MANCARELLA HAS BEEN ADDED TO THE SERIES'
PORTFOLIO MANAGEMENT TEAM AT RODNEY SQUARE MANAGEMENT CORPORATION. INFORMATION ABOUT MR. MANCARELLA IS AS FOLLOWS:

SEBASTIAN MANCARELLA is a Portfolio Manager and an Assistant Vice President of RSMC. He has been with RSMC and/or its affiliate since July 1997. From 1991 to 1997 he was a portfolio manager in the personal trust area of First Union National Bank.

ADDITIONAL INFORMATION REGARDING FEES ON EXCHANGES AND REDEMPTIONS

EFFECTIVE FEBRUARY 1, 2002, A FEE OF 1.00% OF THE TOTAL EXCHANGE AMOUNT (CALCULATED AT MARKET VALUE) WILL BE IMPOSED ON EXCHANGES OF SHARES OF A WILMINGTON PORTFOLIO PROCESSED WITHIN 60 DAYS OF THE PURCHASE OF SUCH SHARES. THIS FEE WILL APPLY ON THE REDEMPTION OF SHARES REQUIRED FOR AN EXCHANGE. THE INFORMATION UNDER THE HEADING OF "EXCHANGE OF SHARES" ON PAGE 42 IS HEREBY AMENDED TO ADD THE
FOLLOWING PARAGRAPH:

FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Portfolio shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

THE PARAGRAPH TITLED "REDEMPTION FEES" UNDER THE HEADING OF
"REDEMPTION OF SHARES" ON PAGE 40 OF THE PROSPECTUS IS DELETED IN
ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

FEES ON REDEMPTIONS: Each Wilmington Portfolio will impose a fee of 1.00% of the total redemption amount (calculated at market value) if you sell your shares within 60 days of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Portfolios. This fee is paid directly to the respective Wilmington Portfolio and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first. This fee may not apply in certain circumstances, such as redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts and certain omnibus accounts (including 401(k) plans), and in the event of shareholder death or disability. See "Exchange of Shares" for additional information regarding the exchange of shares of a Wilmington Portfolio.